                                                                 Carr America(R)
                                                          America's Workplace(R)


                                    [PICTURE]


     [PICTURE]                                                         [PICTURE]


                    Supplemental Operating and Financial Data
                      For the Quarter Ended March 31, 2003



          All dollar amounts shown in this report are in U.S. dollars.

     This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

                                TABLE OF CONTENTS

                                                                                    PAGE
                                                                                    ----
CORPORATE OVERVIEW

    The Company ................................................................      1
    Board of Directors / Executive Officers / Research Coverage ................      2
    Regional Offices / Investor Relations / Information Requests ...............      3



FINANCIAL HIGHLIGHTS

    Key Quarterly Financial Data ...............................................      4-6
    Same Store Results and Analysis ............................................      7
    Financial Ratios ...........................................................      8
    Share and Operating Partnership Unit Data ..................................      9
    Debt Capitalization Summary ................................................      10-11
    Corporate Investment Information ...........................................      12
    Unconsolidated Equity Investments ..........................................      13



SEGMENT ANALYSIS

    Core Operating Properties
    -------------------------
    Current Summary of Operating Properties  ...................................      14-17
    Occupancy Summary and Lease Roll-over Schedule .............................      18-19
    Operating Portfolio Lease Economics ........................................      20
    Top 25 Tenants by Rent .....................................................      21
    Development
    -----------
    Development Activity by Market .............................................      22
    Land Held for Development Schedule .........................................      23

THE COMPANY

CarrAmerica Realty Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust ("REIT"), organized under the laws of Maryland, which owns, develops, acquires and operates office properties. The Company's office properties are located primarily in 12 suburban markets across the United States.

CURRENT PORTFOLIO
(consolidated, stabilized; as of 3/31/03)

262  Properties
20.5 Million Square Feet

(consolidated/unconsolidated; as of 3/31/03)

298  Properties
25.4 Million Square Feet

CARRAMERICA MISSION STATEMENT

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS

Fitch:              BBB
Moody's:            Baa2
Standard & Poor's:  BBB

WEIGHTED AVERAGE OCCUPANCY (stabilized)

90.4%  Consolidated Properties
91.0%  All Properties

REGIONAL DISTRIBUTION
(stabilized; as of 3/31/03)

                         Based on     Based on Square
                            NOI           Footage
                     -------------    ---------------
Pacific region               55.1%              50.6%
Eastern region               28.6%              26.3%
Central region                9.0%              13.0%
Mountain region               7.3%              10.1%

MARKETS
(stabilized; as of 3/31/03)


                                % of NOI     % of Sq. Ft.
                                --------     -----------
San Francisco Bay Area              31.4            26.9
Washington DC Metro                 23.6            17.2
Southern California                 14.5            15.0
Seattle/Portland                     9.2             8.7
Salt Lake City/Phoenix               5.0             5.7
Atlanta                              5.0             9.1
Chicago                              4.1             6.0
Dallas                               3.4             4.9
Denver                               2.3             4.4
Austin                               1.5             2.1
                                --------     -----------
                                   100.0           100.0
                                --------     -----------

BOARD OF DIRECTORS

Thomas A. Carr
Chairman of the Board and
Chief Executive Officer
CarrAmerica Realty Corporation

Andrew F. Brimmer
President
Brimmer & Company Inc.

Oliver T. Carr, Jr.
Chairman of the Board
The Oliver Carr Company

Philip L. Hawkins
President and Chief Operating Officer
CarrAmerica Realty Corporation

Timothy Howard
Executive Vice President and
Chief Financial Officer
Fannie Mae

Robert E. Torray
Chairman
Robert E. Torray & Co., Inc.

Wesley S. Williams, Jr.
Partner
Covington & Burling

EXECUTIVE OFFICERS

Thomas A. Carr
Chief Executive Officer

Philip L. Hawkins
President and Chief Operating Officer

Stephen E. Riffee
Chief Financial Officer

Karen B. Dorigan
Chief Investment Officer

Linda A. Madrid
Managing Director, General Counsel and
Corporate Secretary

RESEARCH COVERAGE(1)

David Aubuchon
A.G. Edwards
(314) 955-5452

Lee Schalop/Alexis Hughes
Bank of America Securities
(212) 847-5677/(212) 847-5705

Louis Taylor
Deutsche Banc Alex. Brown
(212) 469-4912

Christopher Haley/Donald Fandetti
First Union
(443)263-6773/(443) 263-6537

David Kostin
Goldman, Sachs & Company
(212) 902-6781

John Lutzius/Elizabeth Morse
Green Street Advisors
(949) 640-8780

David Fick/Ken Weinberg
Legg Mason Wood Walker
(410) 454-5018/(410) 454-5175

David Harris
Lehman Brothers
(212) 526-5702

Steve Sakwa/Brian Legg
Merrill Lynch & Company, Inc.
(212) 449-0335/(212) 449-1153

Greg Whyte
Morgan Stanley Dean Witter
(212) 761-6331

Jim Sullivan
Prudential Securities
(212) 778-2515

Jonathan Litt/Gary Boston
Salomon Smith Barney
(212) 816-0231/(212) 816-1383

(1)Carramerica Realty Corp. is followed by the analyst(s) listed above. Please note that any opinions, estimates or forecasts regarding Carramerica Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Carramerica Realty Corp. or its management. Carramerica Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

CORPORATE HEADQUARTERS

1850 K Street, N.W. Suite 500
Washington, D.C. 20006
(202) 729-1700

REGIONAL OFFICES

Atlanta, Georgia
J. Thad Ellis, Regional Managing Director

Austin, Texas
Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois
Gerald J. O'Malley, Regional Managing Director

Dallas, Texas
William Vanderstraaten, Regional Managing Director

Denver, Colorado
Robert Milkovich, Regional Managing Director

Northern California
Christopher Peatross, Regional Managing Director

Phoenix, Arizona
Robert Milkovich, Regional Managing Director

Salt Lake City
Robert Milkovich, Regional Managing Director

Seattle/Portland
Clete Casper, Regional Managing Director

Southern California
Malcolm O'Donnell, Regional Managing Director

Washington, D.C.
John Donovan, Regional Managing Director

STOCK EXCHANGE LISTINGS

New York Stock Exchange

TRADING SYMBOL

CRE

INVESTOR RELATIONS

CarrAmerica Realty Corporation
1850 K Street, N.W.
Washington, D.C. 20006
Telephone: (202) 729-1700
Fax: (202) 729-1060

CONTACT

Stephen M. Walsh
Senior Vice President, Capital Markets
Telephone: (202) 729-1764
E-mail: swalsh@carramerica.com

INFORMATION REQUEST

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

         Investor Relations at (202) 729-7518
         Or 1 (800) 417-2277
         swalsh@carramerica.com


CarrAmerica.
PLEASE VISIT OUR CORPORATE WEB SITE
AT:
www.carramerica.com

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Key Quarterly Financial Data

    ($ and shares in thousands)
                                                                3/31/03       12/31/02       9/30/02         6/30/02        3/31/02
                                              -------------------------------------------------------------------------------------
    Shares and Units:
    ----------------

    Common Shares                                                 51,851         51,836        53,131          53,116        52,760
    Outstanding OP Units (a)                                       5,570          5,579         5,708           5,704         5,882
    Combined Shares and OP Units (a)                              57,421         57,415        58,839          58,820        58,642
    Weighted Average - Basic                                      51,608         52,817        53,124          53,015        52,326
    Weighted Average - Adjusted                                   51,936         53,727        53,818          54,316        59,700

    Share Price:
    ------------

    At the End of the Period                                $      25.35   $      25.05  $      25.17    $      30.85  $      31.41
    High During Period                                             25.60          27.30         30.75           33.30         31.76
    Low During Period                                              23.25          21.94         24.00           29.74         29.10

    Capitalization Summary:
    -----------------------

    Market Value of Common Equity                           $  1,455,622   $  1,438,246  $  1,480,978    $  1,814,597  $  1,841,945
    Preferred Equity                                             200,634        254,518       260,707         379,525       400,000
    Total Debt (f)                                             1,675,310      1,607,356     1,569,826       1,401,910     1,417,276
    Total Market Capitalization                                3,331,566      3,300,120     3,311,511       3,596,032     3,659,221
    Total Debt/Total Market Capitalization                          50.3%          48.7%         47.4%           39.0%         38.7%

    Financial Information:
    ----------------------

    Total Assets                                            $  2,798,635   $  2,815,705  $  2,812,209    $  2,750,884  $  2,771,262
    Book Value of Real Estate Assets (before
      accumulated depreciation)                                3,072,957      3,065,392     3,012,611       2,964,435     2,944,629
    Total Liabilities                                          1,795,263      1,741,692     1,664,936       1,519,583     1,514,715
    Total Minority Interest (including OP)                        76,144         76,222        77,962          80,622        79,598
    Total Shareholders' Equity                                   927,228        997,791     1,043,714       1,150,679     1,176,949
    Total Operating Revenues                                     133,358        137,937       133,208         126,381       130,202
    Property NOI                                                  83,429         85,389        83,657          81,438        82,881
    Property Operating Margin                                       65.3%          65.4%         65.5%           64.4%         63.7%
    EBITDA (e)                                                    80,123         82,167        81,630          82,977        81,920
    Interest Coverage Ratio (b,e,g)                                  3.1            3.3           3.3             3.4           3.4
    Interest Coverage Ratio (c,e,g)                                  3.1            3.2           3.3             3.3           3.2
    Fixed Charge Coverage Ratio (b,e,g)                              2.3            2.4           2.3             2.3           2.2
    Fixed Charge Coverage Ratio (c,e,g)                              2.3            2.3           2.3             2.2           2.1
    Adjusted Funds From Operations (d)                            50,081         51,904        46,936          40,483        48,112
    Dividends Declared                                            0.5000         0.5000        0.5000          0.5000        0.5000
    FFO Payout Ratio - Adjusted (h)                                 57.5%          56.8%         57.5%           66.7%         61.7%
    EPS Payout Ratio (h)                                           192.3%         147.1%         65.8%          238.1%        294.1%
    Net-Straight Line Revenue/Expense Adjustment                   2,153          2,583         2,211           2,229         2,903

    Portfolio Size (including unconsolidated properties):
    -----------------------------------------------------

    Buildings                                                        298            296           294             290           290
    Total Square Footage (in thousands)                           25,392         25.207        24,874          24,982        24,969
    Current Weighted Average Occupancy                              91.0%          92.3%         92.7%           93.9%         94.2%

    (a) Operating partnership.
    (b) Excluding capitalized interest.
    (c) Including capitalized interest.
    (d) Represents adjusted Funds from Operations (FFO). Funds from operations is defined as net income (loss), excluding gains (losses) on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures. Adjusted funds from operations is computed to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidulitive.
    (e) Excludes $2,400 and $6,293 of HQ lease guarantees in the first quarter and second quarter, respectively, of 2002. See page 6 for reconciliation of EBITDA to net income.
    (f) Excludes bond issue costs and discounts and fair value of interest rate swap.
    (g) Refer to page 8 for definintion.
    (h) Refer to page 6 for calculation of these amounts.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
  Key Quarterly Financial Data - Reconciliation of Non-GAAP Financial Measures

Reconciliation of Adjusted Funds from Operations to Net Income

                                                                                       Quarter Ended
                                                     -------------------------------------------------------------------------------
(In thousands)                                          03/31/2003        12/31/2002       09/30/2002       06/30/2002    03/31/2002
                                                     -------------------------------------------------------------------------------
Net income                                           $         18,971   $      23,501    $       48,119   $      20,185  $   17,500
     Adjustments:  Depreciation and amortization               33,343          35,745            32,331          33,266      35,903
                   Minority interest                            2,796           2,329               (36)         (1,576)      2,397
                   Gain (loss) on sale of
                     property and other
                     provisions, net                              277          (4,099)           (7,042)         (2,875)        860
                   Gain on sale of discontinued
                     operations                                     -               -           (19,085)              -           -
                   Preferred stock dividends                   (5,306)         (5,572)           (7,351)         (8,517)     (8,548)
                                                     -------------------------------------------------------------------------------
Adjusted funds from operations/1/                    $         50,081   $      51,904    $       46,936   $      40,483  $   48,112
                                                     ===============================================================================

We believe that adjusted funds from operations is helpful to investors as a measure of our performance. Adjusted FFO excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. We also believe that adjusted FFO provides investors with an indication of our ability to incur and service debt, to make capital expenditures and to fund other cash needs.

Reconciliation of Adjusted Funds from Operations per Share to Diluted Earnings per Share from Continuing Operations

                                                                                   Quarter Ended
                                             ---------------------------------------------------------------------------------------
(In thousands)                                   03/31/2003       12/31/2002       09/30/2002        06/30/2002       03/31/2002
                                             ---------------------------------------------------------------------------------------
Diluted net income per share                 $           0.26   $          0.34  $         0.76    $         0.21    $         0.17
     Add: Depreciation and amortization                  0.57              0.66            0.60              0.61              0.60
     Less: Gain (loss) on sale of
              property and other
              provisions, net                               -             (0.08)          (0.13)            (0.05)            (0.01)
            Minority interest adjustment                (0.03)            (0.03)              -             (0.02)            (0.03)
            Gain on sale of discontinued
             operations                                     -                -            (0.36)                -                 -
     Adjustment for share difference/2/                  0.07             (0.01)              -                 -              0.08
                                             ---------------------------------------------------------------------------------------
Adjusted funds from operations per share/1/  $           0.87   $          0.88  $         0.87    $         0.75    $         0.81
                                             =======================================================================================

/1/ Funds from operations is defined as net income (loss), excluding gains (losses) on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint venture. Adjusted funds from operations is computed to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidilutive.
/2/ Operating partnership units are considered to be converted to common shares for any period in which they are not antidilutive. Adjusted FFO per share may include operating partnership units in periods which operating partnership units are antidilutive for EPS purposes.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
 Key Quarterly Financial Data - Reconciliation of Non-GAAP Financial Measures
                                    (con't)

Reconciliation of EBITDA to Net Income

                                                                                       Quarter Ended
                                                         ---------------------------------------------------------------------------
(In thousands)                                           03/31/2003      12/31/2002      09/30/2002       06/30/2002     03/31/2002
                                                         ---------------------------------------------------------------------------
EBITDA                                                   $  80,123      $    82,167    $       81,630     $     82,977   $   81,920
     Add:   Gain (loss) on sale of assets and
              other provisions, net                           (277)           4,099            26,129            2,875         (860)
     Less:  Interest                                       (25,537)         (25,445)          (24,456)         (24,442)     (24,388)
            Taxes                                             (252)             (57)             (106)             (61)         (33)
            Depreciation and amortization                  (32,010)         (34,082)          (29,965)         (31,487)     (34,116)
            Minority interest                               (3,076)          (2,681)           (5,113)          (3,384)      (2,623)
            essention investment impairment                      -             (500)                -                -            -
            HQ lease guarantees                                  -                -                 -           (6,293)      (2,400)
                                                         --------------------------------------------------------------------------
Net income                                               $  18,971      $    23,501    $       48,119     $     20,185   $   17,500
                                                         ==========================================================================

We believe that EBITDA is helpful as an alternative measure of operating performance due the significant nature of our long-lived assets and can be used to measure our ability to service debt, fund capital expenditures and expand our business. EBITDA excludes non cash charges such as depreciation and amortization as well as the interest cost associated with financing activities. It also excludes taxes.

Secured Property Net Operating Income/EBITDA

                                                                                       Quarter Ended
                                                         ---------------------------------------------------------------------------
(In thousands except ratio)                              03/31/2003      12/31/2002      09/30/2002       06/30/2002     03/31/2002
                                                         ---------------------------------------------------------------------------
Secured Property NOI                                     $  19,243      $    20,035    $       25,556     $     24,241   $   23,858
Total EBITDA                                                80,123           82,167            81,630           82,977       81,920
Secured Property NOI/Total EBITDA                             24.0%            24.4%             31.3%            29.2%        29.1%

Secured property NOI is computed as rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt. See the table above for reconciliation of EBITDA to net income.

                                                                                       Quarter Ended
                                                         ---------------------------------------------------------------------------
                                                         03/31/2003      12/31/2002      09/30/2002       06/30/2002     03/31/2002
                                                         ---------------------------------------------------------------------------

Calculation of Adjusted FFO Payout Ratio
Dividends per share                                      $    0.50      $      0.50      $       0.50     $       0.50   $     0.50
FFO per adjusted share                                        0.87             0.88              0.87             0.75         0.81

Adjusted FFO Payout Ratio                                     57.5%            56.8%             57.5%            66.7%        61.7%

Calculation of EPS Payout Ratio
Dividends per share                                      $    0.50      $      0.50      $       0.50     $       0.50   $     0.50
EPS per diluted share                                         0.26             0.34              0.76             0.21         0.17

EPS Payout Ratio                                             192.3%           147.1%             65.8%           238.1%       294.1%

We believe that adjusted FFO payout ratio is helpful as one indicator of our ability to make our dividend payments through the cash items that comprise a part of our income from operations. As a real estate investment trust, the Company is required to payout 90% of its taxable income to shareholders.

Adjusted FFO Payout Ratio is computed as dividends per share divided by adjusted FFO per share. EPS Payout Ratio is computed as dividends per share divided by EPS. Refer to table on page 5 for reconciliation of adjusted FFO per share to EPS.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Same Store Operating Property Results

   (In thousands)

                                           Three Months Ended             %
                                                March 31,               Change
                                      ----------------------------    ----------

                                          2003            2002
                                      -----------      -----------


Real estate operating revenue         $   120,954      $   121,989       -0.8%

Real estate operating expenses             40,671           40,236        1.1%
                                      -----------      -----------

Total real estate operating income
   - GAAP basis                       $    80,283      $    81,753       -1.8%
                                      ===========      ===========

Straight-line rent adjustment               1,623            2,424      -33.0%
                                      -----------      -----------

Total real estate operating income
   - Cash basis                       $    78,660      $    79,329       -0.8%
                                      ===========      ===========

YTD average occupancy                        91.1%            94.2%      -3.1%
                                      ===========      ===========

Same store square footage              19,438,786
                                      ===========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                Financial Ratios
--------------------------------------------------------------------------------

Financial Position Ratios for Operations:
                                                       March 31,     Dec. 31,
                                                         2003          2002
                                                      -----------   ----------

Total Debt/Total Capitalization (Book Value)(1)          61.7%         59.2%
Total Debt/Total Capitalization (Market)(2)              50.3%         48.7%

Operating Ratios for Operations:

                                                        Three Months Ended
                                                            March 31,
                                                    -------------------------
                                                      2003             2002
                                                    --------         --------
Secured Property Net Operating Income/EBITDA(3)        24.0%            29.1%

Interest Coverage (4)
     Excluding capitalized interest                    3.14             3.36
     Including capitalized interest                    3.09             3.24

Fixed Charge Coverage(5)
     Excluding capitalized interest                    2.31             2.16
     Including capitalized interest                    2.28             2.11

Adjusted FFO Payout Ratio (6)                          57.5%            61.7%

G&A as a % of Revenue (7)                               7.6%             8.2%

     NOTES:

     (1) Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by total debt excluding unamortized bond discount and fair market value of interest rate swaps plus stockholders' equity, minority interest, rents received in advance and security deposits.
     (2) Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by market value of common stock (total common shares outstanding at quarter end times closing market price at quarter end) plus preferred equity liquidation value and total debt excluding unamortized bond discount and fair market value of interest rate swaps.
     (3) See page 6 for a reconciliation of EBITDA to net income and the computation of these amounts. Secured property net operating income is rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.
     (4) Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by interest expense (including or excluding capitalized interest).
     (5) Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by principal mortgage debt payments plus preferred dividends and interest expense (including or excluding capitalized interest).
     (6)  Dividends divided by adjusted funds from operations (net income
          (loss), excluding gains (losses) on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint venture). See page 5 for a reconciliation of adjusted funds from operations to net income.
     (7) General and administrative expense divided by revenue plus interest income and equity on earnings in consolidated entities.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Share and Operating Partnership Unit Data
--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership units outstanding at March 31, 2003 and December 31, 2002, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership units outstanding for the quarter ended March 31, 2003 and 2002. The non-dividend paying units are not entitled to any distributions until they convert into dividend paying units on fixed dates in the future.

(In thousands)
                                                                  CarrAmerica
                                                              Realty Corporation
                                         CarrAmerica               Series A
                                      Realty Corporation          Convertible          Dividend Paying      Non-Dividend
                                        Common Shares          Preferred Shares             Units           Paying Units
                                         Outstanding            Outstanding (a)        Outstanding (b)      Outstanding
                                     --------------------     ------------------       ---------------      -----------
Outstanding as of
     March 31, 2003                              51,851                -                      5,570             89
     December 31, 2002                           51,836                -                      5,579             89

Weighted average for the three
     months ended March 31,
     2003                                        51,811                -                      5,575             89
     2002                                        52,326               12                      5,754            179

Notes:
(a) Series A Preferred shares were convertible into common shares on a one-for-one basis. Balance of shares were converted in the first quarter of 2002.
(b) Operating partnership Units are convertible into cash or common shares on a one-for-one basis.
(c) The Company has the following Cumulative Redeemable Preferred shares outstanding as of March 31, 2003 which are not included in the table above:

              Series B          889,017 Shares
              Series C        5,431,320 Shares
              Series D        1,705,010 Shares

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Debt Capitalization Summary
--------------------------------------------------------------------------------
($ in thousands)

                                                                            Principal     Interest    Maturity
Description of Notes/Lender                        Property                Outstanding      Rate        Date
---------------------------                        --------               -------------     ----        ----
Sun Life Assurance Company of Canada    Tract 17/Canyon Park Commons            4,574       9.13%     01-Dec-04
UBS Mortgage Finance Inc.               U.S. West                              12,022       7.92%     01-Dec-05
UBS Mortgage Finance Inc.               U.S. West                               3,585       7.92%     01-Dec-05
UBS Mortgage Finance Inc.               U.S. West                               5,378       7.92%     01-Dec-05
UBS Mortgage Finance Inc.               U.S. West                               5,378       7.92%     01-Dec-05
Salomon Brothers                        Redmond East                           25,538       8.38%     01-Jan-06
State Farm                              Peterson (Note 2)                      17,703       7.20%     01-Jan-06
Farm Bureau Life Insurance Co.          Wateridge Pavilion                      3,222       8.25%     01-Nov-06
Teachers Ins. and Ann. Assoc. of Amer.  Wasatch Corporate Center               11,701       8.15%     02-Jan-07
Metropolitan Life Insurance Company     2600 West Olive                        18,591       6.75%     01-Jan-09
Midland Loan Services                   Palomar Oaks                            9,409       8.85%     01-Apr-09
Northwest Mutual                        1255 23rd St (Note 1)                 178,984       8.12%     01-Apr-09
Northwest Mutual                        1730 Penn, I Square (Note 1)           37,317       8.12%     01-Apr-09
New York Life Insurance                 South Coast                            14,575       7.13%     10-Jun-09
Business Men's Assurance Co.            Sorenson - Bus. Men's Assur.            1,992       7.75%     01-Jul-11
Berkshire Life Insurance Co.            Sorenson - Berkshire                    1,461       8.88%     01-May-17
Aid Association for Lutherans           1747 Penn                              13,519       9.50%     10-Jul-17
Aid Association for Lutherans           900 19th St/Pres. Plaza (Note 3)       14,789       8.25%     15-Jul-19
TransAmerica Life Insurance             1775 Penn                              11,572       7.63%     01-Sep-09
                                                                            ---------
                                                                            $ 391,310
                                                                            =========
--------------------------------------------------------------------------------------------------------------------
($ in thousands)                                                   Principal Maturity
                                       -----------------------------------------------------------------------------
                                                                                                         2008 &
Description of Notes/Lender                2003        2004         2005        2006         2007      Thereafter
---------------------------                ----        ----         ----        ----         ----      ----------
Sun Life Assurance Company of Canada         229       4,345            -           -            -             -
UBS Mortgage Finance Inc.                  3,004       4,363        4,655           -            -             -
UBS Mortgage Finance Inc.                    850       1,291        1,444           -            -             -
UBS Mortgage Finance Inc.                  1,275       1,936        2,167           -            -             -
UBS Mortgage Finance Inc.                  1,275       1,936        2,167           -            -             -
Salomon Brothers                             393         569       24,576           -            -             -
State Farm                                   654         929       16,120           -            -             -
Farm Bureau Life Insurance Co.                56          80           87       2,999            -             -
Teachers Ins. and Ann. Assoc. of Amer.       205         293          318      10,885            -             -
Metropolitan Life Insurance Company          206         292          313         334          358        17,088
Midland Loan Services                        148         213          233         255          278         8,282
Northwest Mutual                           1,995       2,921        3,176       3,440        3,730       163,722
Northwest Mutual                             417         609          662         717          778        34,134
New York Life Insurance                      190         270          290         312          335        13,178
Business Men's Assurance Co.                 133         190          205         222          240         1,002
Berkshire Life Insurance Co.                  41          58           64          70           76         1,152
Aid Association for Lutherans                345         500          549         604          663        10,858
Aid Association for Lutherans                336         481          523         567          616        12,266
TransAmerica Life Insurance                  105         150          162         175          188        10,792
                                       -----------------------------------------------------------------------------
                                       $  11,857   $  21,426    $  57,711   $  20,580    $   7,262     $ 272,474
                                       =========   =========    =========   =========    =========     =========

Note 1: Secured by International Square, 1730 Pennsylvania Avenue and 1255 23rd Street.
Note 2: Secured by Century Springs West, Glenridge, Midori, Lakewood and
        Parkwood.
Note 3: Holder has right to call loan any time after 8/1/04 with 6 months notice. Borrower can prepay any time after 7/1/04 without penalty.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Debt Capitalization Summary - continued
-------------------------------------------------------------------------------
($ In thousands)

Unsecured Bonds Payable
-----------------------
                                                                                                Principal Maturity
                                                                 -------------------------------------------------------
                           Principal      Interest     Maturity
                          Outstanding       Rate         Date         2003          2004          2005          2006
                          -----------       ----         ----         ----          ----          ----          ----
7.200% Notes due 2004*    $   150,000      7.200%     01-Jul-04   $         -   $   150,000   $         -   $         -
                          -----------                             -----------   -----------   -----------   -----------
7.375% Notes due 2007     $   125,000      7.375%     01-Jul-07   $         -   $         -   $         -   $         -
                          -----------                             -----------   -----------   -----------   -----------
6.625% Notes due 2005     $   100,000      6.625%     01-Mar-05   $         -   $         -   $   100,000   $         -
                          -----------                             -----------   -----------   -----------   -----------
6.875% Notes due 2008     $   100,000      6.875%     01-Mar-08   $         -   $         -   $         -   $         -
                          -----------                             -----------   -----------   -----------   -----------
7.125% Notes due 2012     $   400,000      7.125%     15-Jan-12   $         -   $         -   $         -   $         -
                          -----------                             -----------   -----------   -----------   -----------
5.261% Notes due 2007     $    50,000      5.261%     30-Nov-07   $         -   $         -   $         -   $         -
                          -----------                             -----------   -----------   -----------   -----------
5.250% Notes due 2007*    $   175,000      5.250%     30-Nov-07   $         -   $         -   $         -   $         -
                          -----------                             -----------   -----------   -----------   -----------
                          ------------------------------
                                               2008 &
                                 2007        Thereafter
                                 ----        ----------
7.200% Notes due 2004*       $          -   $          -
                             ------------   ------------
7.375% Notes due 2007        $    125,000   $          -
                             ------------   ------------
6.625% Notes due 2005        $          -   $          -
                             ------------   ------------
6.875% Notes due 2008        $          -   $    100,000
                             ------------   ------------
7.125% Notes due 2012        $          -   $    400,000
                             ------------   ------------
5.261% Notes due 2007        $     50,000   $          -
                             ------------   ------------
5.250% Notes due 2007*       $    175,000   $          -
                             ------------   ------------

*See Hedging Below

Unsecured Line of Credit
------------------------
                                                                     Amount                                    Amount
                                                                  Outstanding                               Outstanding
                           Available     Interest      Maturity    Beginning                                    End
Lender                     Commitment      Rate          Date       of Year       Advances     Repayments    of Period
------                     ----------      ----          ----       -------       --------     ----------    ---------
JP Morgan Chase           $   500,000     L+.700%     28-Jun-04   $    88,000   $   172,000   $    76,000   $   184,000

                            Notional                   Maturity
Hedging Instruments          Amount       Terms          Date        Reset
-------------------       -----------     -----          ----        -----
Interest rate swap        $   150,000    6ML+2.72%    01-Jul-04     Arrears
Interest rate cap         $    97,000  1ML capped at  01-Sep-04     Prompt
                                           6.75%
Interest rate swap        $   175,000    6ML+1.40%    30-Nov-07     Arrears

Bond Covenants                                        Actual     Requirement
--------------                                        ------     -----------
Consolidated income available for debt service         2.72        **1.50
Total indebtedness to total assets                     49.3%          *60%
Total secured debt to total assets                     11.5%          *40%
Unencumbered assets to unsecured indebtedness         199.6%        **150%

* Denotes Less Than
** Denotes Greater Than

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                               Investment Balances

                                                                       Investment
                                                                      Balance as of
                                    Accounting      Percentage       March 31, 2003
                                      Method         Ownership           ($000)
                                  --------------- ---------------- ------------------
     Carr Office Park LLC             Equity                  35%            51,730
     575 7th Street                   Equity                  30%            22,715
     1919 Pennsylvania Assoc.         Equity                  49%            16,852
     1717 Pennsylvania                Equity                  50%             9,421
     1201 F Street                    Equity                  35%             9,231
     300 W. Sixth Street              Equity                  20%             7,857
     Custer Court                     Equity                  49%             3,104
     AgilQuest                         Cost                   18%             2,759
     WCM JV                           Equity                  16%             1,687
     CC JM II                         Equity                  50%             1,651
     essention                         Cost                   19%             1,204
                                                                   ------------------
                                                                            128,211
                                                                   ==================

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                        Unconsolidated Equity Investments
               As of and for the three months ended March 31, 2003
--------------------------------------------------------------------------------

                                                                                        Carr
                                        1717       Custer                  300 W.      Office                   1919        575
($ in thousands)           CC JM        Penn       Court     1201 F St.   Sixth St.     Park       WCM JV      Assoc.     Seventh
                         ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Equity Investment/1/          1,801       9,439       2,745      10,040       6,950      73,512       1,473      17,564      16,672
Loans Payable/2/              9,479      11,881       3,709      13,674       9,750      77,412           -      39,628      11,818
Percentage Ownership             50%         50%         49%         35%         20%         35%         16%         49%         30%
Total revenue                 1,304       1,967         314       2,761       2,679      17,354         359       4,618           -
                         ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Expenses
  Operating expenses            398         795         163         981       1,145       6,564          55       1,748           -
  Interest expense              335         394         112         685         819       3,890           -       1,489           -
  Depreciation/
   amortization                 290         555         134         631         836       4,842         155         702           -
                         ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   Total expenses             1,023       1,744         409       2,297       2,800      15,296         210       3,939           -
                         ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net income                      281         223         (95)        464        (121)      2,058         149         679           -
                         ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
CarrAmerica's share
   of net net income            141         112         (47)        162         (24)        720          24         333           -
  Adjustments/3/                  -           -           -           -           -         (94)          -           -           -
                         ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
  Equity in earnings            141         112         (47)        162         (24)        626          24         333           -
                         ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

/1/ CarrAmerica's share of the investee's equity
/2/ CarrAmerica's percentage of investee's debt
/3/ Adjustments made to investee's net income for equity in earnings

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
     Current Summary of Portfolio Operating Properties As Of March 31, 2003

                                                 Net Rentable
                                                   Area in                       Number
                                                    Square        Percent          of
                                                   Feet/(1)/     Leased/(2)/    Buildings
                                                 -------------  ------------   ------------
Consolidated Properties

EAST REGION
Downtown Washington, D.C.:
   International Square                             1,014,914          97.3%             3
   900 19th Street                                    101,215         100.0%             1
   2550 M Street                                      192,393         100.0%             1
   1730 Pennsylvania Avenue                           229,292          98.7%             1
   1255 23rd Street                                   306,395          96.9%             1
   1747 Pennsylvania Avenue                           151,997         100.0%             1
   1775 Pennsylvania Avenue                           143,857          98.6%             1
Suburban Washington, D.C.:
   One Rock Spring Plaza                              205,721         100.0%             1
   Sunrise Corporate Center                           260,253         100.0%             3
   Reston Crossing East & West                        327,788         100.0%             2
   TransPotomac V Plaza                                97,006          96.7%             1
   Canal Center                                       492,001          90.8%             4
                                                 -------------  ------------   ------------
    Washington, D.C. Subtotal                       3,522,832          97.4%            20

Atlanta, GA:
   Glenridge                                           63,494          98.4%             1
   Century Springs West                                95,206          72.2%             1
   Holcomb Place                                       72,827          88.4%             1
   Midori                                             100,195          51.1%             1
   Parkwood                                           150,270          99.8%             1
   Lakewood                                            80,768          32.4%             1
   The Summit                                         179,085          86.4%             1
   Spalding Ridge                                     127,833          87.2%             1
   2400 Lake Park Drive                               103,460          76.2%             1
   680 Engineering Drive                               62,154          61.5%             1
   Embassy Row                                        465,835          85.0%             3
   Embassy 100, 500                                   190,470         100.0%             2
   Waterford Centre                                    83,170          52.6%             1
   The Forum                                           90,462         100.0%             1
                                                 -------------  ------------   ------------
    Atlanta Subtotal                                1,865,229          81.9%            17
                                                 -------------  ------------   ------------
        East Region Subtotal:                       5,388,061          92.0%            37     26.3%

PACIFIC REGION
Southern California,
Orange County/Los Angeles:
   Scenic Business Park                               138,076          87.0%             4
   Harbor Corporate Park                              151,234          79.6%             4
   Plaza PacifiCare                                   104,377         100.0%             1
   Katella Corporate Center                            80,609         100.0%             1
   Warner Center                                      343,486          82.2%            12
   South Coast Executive Center                       161,787          61.0%             2
   Warner Premier                                      61,210          87.3%             1
   Von Karman                                         104,138          84.1%             1
   2600 W. Olive                                      144,831         100.0%             1
   Bay Technology Center                              107,481          84.6%             2
   Pacific Corporate Plaza 1,2, & 3                   125,268          96.5%             3
   Alton Deere Plaza                                  182,183          74.9%             6
   Westlake Spectrum                                  108,084          78.7%             2
                                                 -------------  ------------   ------------
    Orange County/Los Angeles Subtotal              1,812,764          84.2%            40

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
     Current Summary of Portfolio Operationg Properties As Of March 31, 2003

                                                        Net Rentable
                                                           Area in                        Number
                                                           Square          Percent          of
                                                          Feet/(1)/      Leased/(2)/     Buildings
                                                       ---------------  ------------   ------------
Southern California,
San Diego:
      Del Mar Corporate Plaza                                 123,142        100.0%              2
      Wateridge Pavilion                                       62,194         89.4%              1
      Towne Center Technology Park 1, 2, 3                    182,120        100.0%              3
      Lightspan                                                64,800        100.0%              1
      La Jolla Spectrum 1 & 2                                 156,653        100.0%              2
      Palomar Oaks Technology Park                            170,357         83.1%              6
      Jaycor                                                  105,358        100.0%              1
      Highlands Corporate Center                              205,191         91.8%              5
      11119 Torrey Pines Road                                  76,701        100.0%              1
      Carroll Vista I & II                                    107,579        100.0%              3
                                                      ---------------  -----------    ------------
          San Diego Subtotal                                1,254,095         95.8%             25

Northern California,
San Francisco Bay Area:
      CarrAmerica Corporate Center                          1,004,679         96.6%              7
      Valley Business Park I                                   67,784         91.4%              2
      Bayshore Centre 2                                        94,874        100.0%              1
      Rincon Centre                                           201,178         88.4%              3
      Valley Centre II                                        212,082        100.0%              4
      Valley Office Centre                                     68,881         87.7%              2
      Valley Centre                                           102,291        100.0%              2
      Valley Business Park II                                 166,928         80.8%              6
      Rio Robles                                              368,178         62.2%              7
      First Street Technology Center                           67,582        100.0%              1
      Baytech Business Park                                   300,000        100.0%              4
      3571 North First Street                                 116,000        100.0%              1
      San Mateo Center I                                       72,137         28.6%              1
      Oakmead West Land A-G                                   425,981        100.0%              7
      San Mateo II & III                                      141,440         75.8%              2
      Hacienda West                                           207,224         95.9%              2
      Sunnyvale Technology Center                             165,520        100.0%              5
      Clarify Corporate Center 1, 2, 3, 4                     258,048        100.0%              4
      Valley Technology Center 1, 2, 3, 4, 5, 6 & 7           460,590        100.0%              7
      Golden Gateway Commons                                  276,361         91.8%              3
      Techmart Commerce Center                                266,705         88.9%              1
      Fremont Technology Park 1, 2, 3                         139,304        100.0%              3
      Mountain View Gateway Center                            236,400        100.0%              2
      Stanford Research Park                                   89,595        100.0%              2
                                                      ---------------  -----------    ------------
          San Francisco Subtotal                            5,509,762         92.9%             79

Portland, OR:
      Sunset Corporate Park                                   132,531         60.0%              3
      Rock Creek Corp Center                                  142,662        100.0%              3
                                                      ---------------  -----------    ------------
          Portland Subtotal                                   275,193         80.7%              6

Seattle, WA:
      Redmond East                                            396,497         89.7%             10
      Redmond Hilltop B & C                                    90,880        100.0%              2
      Canyon Park                                             316,667         98.7%              6
      Willow Creek                                             96,179        100.0%              1
      Willow Creek Corp. Center 1, 2, 3, 4, 5, & 6            328,537         65.4%              6
      Canyon Park Commons 1, 2, 4                             176,846        100.0%              3
      Canyon Park Commons                                      95,290        100.0%              1
                                                      ---------------  -----------    ------------
          Seattle Subtotal                                  1,500,896         89.4%             29
                                                      ---------------  -----------    ------------
           Pacific Region Subtotal                         10,352,710         91.3%            179      50.5%

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
     Current Summary of Portfolio Operationg Properties As Of March 31, 2003

                                                        Net Rentable
                                                           Area in                        Number
                                                           Square          Percent          of
                                                          Feet/(1)/      Leased/(2)/     Buildings
                                                       ---------------  ------------   ------------
CENTRAL REGION
Austin, TX:
      City View Centre                                        137,218         62.2%              3
      City View Centre                                        128,716        100.0%              1
      Tower of the Hills                                      166,149        100.0%              2
                                                       ---------------  ------------   ------------
          Austin Subtotal                                     432,083         88.0%              6

Chicago, IL:
      Parkway North I                                         252,207         84.3%              1
      Unisys                                                  368,653         64.7%              2
      The Crossings                                           295,186         78.1%              1
      Bannockburn I & II                                      209,950         86.0%              2
      Bannockburn IV                                          108,801         92.3%              1
                                                       --------------  -----------    ------------
          Chicago Subtotal                                  1,234,797         78.0%              7

Dallas, TX:
      Cedar Maple Plaza                                       112,995         95.1%              3
      Quorum North                                            116,192         88.9%              1
      Quorum Place                                            178,684         68.6%              1
      Tollway Plaza 1, 2                                      359,903         95.8%              2
      Two Mission Park                                         77,593         69.9%              1
      5000 Quorum                                             162,155         88.0%              1
                                                       --------------  -----------    ------------
          Dallas Subtotal                                   1,007,522         86.9%              9
                                                       --------------  -----------    ------------

      Central Region Subtotal                               2,674,402         82.9%             22      13.1%

MOUNTAIN REGION
Denver, CO:
      Harlequin Plaza                                         327,907         97.3%              2
      Quebec Court I                                          130,000        100.0%              1
      Quebec Court II                                         157,294        100.0%              1
      Quebec Centre                                           106,865         92.0%              3
      Dry Creek 2 & 3                                         185,957         67.3%              2
                                                       --------------  -----------    ------------
          Denver Subtotal                                     908,023         91.3%              9
                                                       --------------  -----------    ------------

Phoenix, AZ:
      Qwest Communications                                    532,506        100.0%              4

Salt Lake City, UT:
      Sorenson Research Park                                  282,944         84.5%              5
      Wasatch Corporate Center                                178,231         78.2%              3
      Wasatch Corporate Center 18                              49,566         62.1%              1
      Sorenson X                                               41,288        100.0%              1
      Creekside I & II                                         78,000        100.0%              1
                                                       --------------  -----------    ------------
          Salt Lake City Subtotal                             630,029         83.9%             11
                                                       --------------  -----------    ------------

      Mountain Region Subtotal                              2,070,558         91.3%             24      10.1%

TOTAL CONSOLIDATED PROPERTIES:                             20,485,731                          262     100.0%
WEIGHTED AVERAGE                                                              90.4%

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
     Current Summary of Portfolio Operating Properties As of March 31, 2003

                                                   Company's     Net Rentable
                                                   Effective       Area in                     Number
                                                    Property       Square        Percent         of
Property                                           Ownership       Feet/(1)/    Leased/(2)/   Buildings
--------                                           ---------     ------------   -----------   ---------
Unconsolidated Properties
Washington, D.C.:
      1919 Pennsylvania Avenue                          49.0%         328,667          99.5%          1
      2025 M Street                                     49.0%         245,303          99.5%          1
      1201 F Street                                     35.0%         226,922          99.6%          1
      Bond Building                                     15.0%         162,182         100.0%          1
      1717 Pennsylvania Avenue                          50.0%         236,455         100.0%          1
      Booz-Allen & Hamilton Building                    50.0%         222,989         100.0%          1

Portland, OR:
      GM Call Center                                    16.2%         103,279         100.0%          1

Chicago Market Office:
      Parkway 3, 4, 5, 6, 10                            35.0%         646,232          97.6%          5

Dallas Market Office:
      Royal Ridge Phase II, A,B                         35.0%         505,386          92.5%          4
      Custer Court                                      49.0%         120,838          44.7%          1

Austin Market Office:
      300 W. 6th Street                                 20.0%         446,391          66.9%          1
      Riata Corporate                                   35.0%         673,622          98.6%          8
      Riata Crossing                                    35.0%         324,056         100.0%          4

Denver Market Office:
      Panorama I, II, III, V, VIII, X                   35.0%         664,050          94.7%          6

TOTAL UNCONSOLIDATED PROPERTIES:                                    4,906,372                        36
WEIGHTED AVERAGE                                                                       93.5%

ALL OPERATING PROPERTIES
TOTAL:                                                             25,392,103                       298
WEIGHTED AVERAGE                                                                       91.0%


   /(1)/ Includes office, retail and parking space but excludes storage space. /(2)/ Includes space for leases that have been executed and have commenced as of Mar. 31, 2003.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 Lease Rollover Schedule - Stabilized Properties
--------------------------------------------------------------------------------

                                             Current      YTD Aug/     Vacant
Region/Market                 Sq. Feet      Occupancy    Occupancy    Sq. Feet      2003         2004         2005         2006
-------------                 --------      ---------    ---------    --------      ----         ----         ----         ----
PACIFIC REGION
San  Francisco Bay Area       5,509,762       92.9%        93.2%       389,256      531,851      585,016      825,110   1, 004,200
Orange County/Los Angeles     1,812,764       86.6%        86.4%       242,930      122,945      289,618      171,194      294,361
Seattle                       1,500,896       89.4%        93.9%       158,617      209,592      193,355      365,479      102,210
San Diego                     1,254,095       95.8%        95.8%        52,318      126,244      190,808      125,042      182,047
Portland                        275,193       80.7%        80.7%        53,069        9,703       31,497       14,390            -

MOUNTAIN REGION
Denver                          908,023       91.4%        91.7%        78,272       38,608       60,603      177,789      149,290
Phoenix                         532,506      100.0%       100.0%             -            -            -            -            -
Salt Lake City                  630,029       83.9%        85.7%       101,300       26,470      176,881       64,174       91,547

CENTRAL REGION
Chicago                       1,234,797       78.0%        81.0%       272,237      225,605      179,552       90,647       49,827
Dallas                        1,007,522       86.8%        86.9%       132,502      227,581      123,427       98,271       49,230
Austin                          432,083       88.0%        88.0%        51,809        6,383      269,657        7,387       18,270

EAST REGION
Washington, DC
  Downtown Properties         2,140,063       98.1%        97.7%        41,619       36,146       58,594      602,453      369,750
  Suburban Properties         1,382,769       96.5%        96.1%        48,484       74,694      124,378      277,371       72,693
Atlanta                       1,865,229       81.9%        81.6%       338,285      248,364      167,484       90,972       68,288

Total                        20,485,731       90.4%        91.0%     1,960,698   1 ,884,186    2,450,870    2,910,279    2,451,713

                                                                                                            2013 &
Region/Market                   2007           2008          2009      2010          2011         2012    Thereafter
-------------                   ----           ----          ----      ----          ----         ----    ----------
PACIFIC REGION
San  Francisco Bay Area        581,193        690,718      409,331     183,653            -      307,756      1,678
Orange County/Los Angeles      366,045        200,039       17,029      25,428       18,830       30,402     33,943
Seattle                         33,401         37,286      325,264           -            -            -     75,692
San Diego                       31,261              -       84,949      97,054            -      287,478     76,894
Portland                       122,127              -            -      44,407            -            -          -

MOUNTAIN REGION
Denver                          10,924        359,832       32,705           -            -            -          -
Phoenix                        532,506              -            -           -            -            -          -
Salt Lake City                 140,843              -            -           -            -       28,814          -

CENTRAL REGION
Chicago                         73,452        110,756       16,760      54,579       77,192       21,082     63,108
Dallas                         131,863        164,264       69,517       4,278        6,589            -          -
Austin                          51,541              -       27,036           -            -            -          -

EAST REGION
Washington, DC
  Downtown Properties          281,941        216,284       86,474      33,251        3,528      239,237    170,786
  Suburban Properties          147,311         54,492      372,409      95,761       67,901       47,275          -
Atlanta                        184,803         56,387      189,949     108,346      222,757       64,835    124,759

Total                        2,689,211      1,890,058    1,631,423     646,757      396,797    1,026,879    546,860

Note: The Rollover Schedule has been adjusted in 2005 to reflect the approximate current expiration of approximately 472,000 square feet of leases with the International Monetary Fund (IMF) in the Downtown D.C. market. The leases include a provision that requires the IMF to give a minimum of 24 months notice with respect to vacating their leased space in the International Square property. To date, they have not given notice to vacate the property.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 Rent Rollover Schedule - Stabilized Properties
--------------------------------------------------------------------------------

(in thousands)
Region/Market                  2003        2004      2005        2006        2007        2008
-------------                  ----        ----      ----        ----        ----        ----
PACIFIC REGION
San Francisco Bay Area    $ 9,086,995 $14,255,570 $23,417,630 $24,709,868 $16,044,852 $15,042,055
Orange County/Los Angeles   2,561,626   6,688,003   3,907,827   7,752,887   5,487,054   3,192,743
Seattle                     3,487,417   2,588,799   5,741,869   1,302,045     497,787     585,863
San Diego                   2,783,903   3,604,494   3,776,812   4,082,296     547,233         -
Portland                       91,908     625,792     208,712         -     2,680,688         -

MOUNTAIN REGION
Denver                        648,184   1,127,935   3,220,508   2,637,531     184,979   6,185,578
Phoenix                           -           -           -           -    10,253,938         -
Salt Lake City                403,265   2,707,098   1,061,778   1,090,972   1,895,992         -

CENTRAL REGION
Chicago                     3,782,769   3,504,916   1,465,681     612,939   1,228,291   1,762,262
Dallas                      5,057,147   2,797,371   2,143,474   1,043,016   2,495,463   3,629,580
Austin                        116,195   4,589,270     169,338     332,122     644,852         -

EAST REGION
Washington, DC
  Downtown Properties       1,199,088   2,584,692  20,347,430  11,877,735   8,718,046   7,519,189
  Suburban Properties       2,104,571   3,305,640   6,947,740   2,213,526   4,286,248   1,586,765
Atlanta                     4,597,518   3,270,787   1,672,185   1,378,751   3,387,586   1,067,766

Total                     $35,920,586 $51,650,367 $74,080,984 $59,033,688 $58,353,009 $40,571,801

                                                                            2013 &
Region/Market                2009        2010        2011        2012     Thereafter
-------------                ----        ----        ----        ----     ----------
PACIFIC REGION
San Francisco Bay Area    $ 8,037,030 $ 6,076,488 $       -   $ 7,838,793 $    53,096
Orange County/Los Angeles     347,392     487,566     273,412         -       907,360
Seattle                     5,193,057         -           -           -     1,135,380
San Diego                   2,614,644   2,965,045         -     5,284,453   3,231,393
Portland                          -       590,772         -           -           -

MOUNTAIN REGION
Denver                        457,870         -           -           -           -
Phoenix                           -           -           -           -           -
Salt Lake City                    -           -           -       459,583         -

CENTRAL REGION
Chicago                       295,123     906,847   1,183,353     329,937     621,614
Dallas                      1,433,007      85,560     158,136         -           -
Austin                        477,996         -           -           -           -

EAST REGION
Washington, DC
  Downtown Properties       2,869,010   1,297,026     131,005   8,165,341   5,951,800
  Suburban Properties       7,669,261   2,737,960   1,945,257   1,377,286         -
Atlanta                     3,087,208   2,585,871   3,930,550   1,405,623   2,289,476

Total                     $32,481,598 $17,733,135 $ 7,621,713 $24,861,016 $14,190,119

Note: Represents rent rollover of minimum annualized base rent.
Note: The Rollover Schedule has been adjusted in 2005 to reflect the approximate current expiration of approximately $15.5 million of leases with the International Monetary Fund (IMF) in the Downtown D.C. market. The leases include a provision that requires the IMF to give a minimum of 24 months notice with respect to vacating their leased space in the International Square property. To date, they have not given notice to vacate the property.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                       Operating Portfolio Lease Economics

                                                                        1st Quarter 2003
                            --------------------------------------------------------------------------------------------------------

                              Total    New GAAP   Prior GAAP     % Change      Ave. Lease      Lease         Tenant      Total T/I's
                            Executed    Rental      Rental        In GAAP        Term in    Commissions   Improvements    and L/C's
Market                       Sq. Ft.     Rate        Rate       Rental Rate       Years     Per Sq. Ft.   Per Sq. Ft.    Per Sq. Ft.
------                       -------     ----        ----       -----------       -----     -----------   -----------    -----------
Atlanta                        67,709    17.70       20.52         -13.76%        3.93          2.49              6.39         8.88
Austin                              -        -           -              -            -             -                 -            -
Chicago                       182,805    22.99       25.35          -9.32%        6.23          7.37             15.64        23.01
Dallas                         15,910    18.49       21.24         -12.95%        4.25          2.99              8.13        11.12
Denver                          8,875    17.18       17.40          -1.25%        4.85          1.22              5.78         7.00
Los Angeles/Orange County      47,996    17.05       22.31         -23.58%        5.28          5.10             18.99        24.09
Portland                            -        -           -              -            -                               -            -
Salt Lake City                  4,091    13.86       17.32         -19.98%        3.12          2.36              2.93         5.29
San Diego                      17,059    31.41       36.47         -13.89%        2.67          4.65             12.26        16.91
San Francisco Bay             136,798    18.70       29.61         -36.83%        3.55          3.64              4.99         8.63
Seattle                        42,960    21.57       23.45          -8.04%        4.99             -              7.40         7.40
Suburban Washington DC         13,432    29.83       26.30          13.43%        3.35          3.11              5.81         8.92
Downtown Washington DC         22,643    39.21       36.22           8.27%        6.95          8.76             33.79        42.55
Total                         560,278    21.84       25.93         -15.77%        4.57          4.72             11.51        16.23

                                                                        1st Quarter 2002
                              ------------------------------------------------------------------------------------------------------

                              Total    New GAAP   Prior GAAP     % Change      Ave. Lease      Lease         Tenant      Total T/I's
                            Executed    Rental      Rental        In GAAP        Term in    Commissions   Improvements    and L/C's
Market                       Sq. Ft.     Rate        Rate       Rental Rate       Years     Per Sq. Ft.   Per Sq. Ft.    Per Sq. Ft.
------                       -------     ----        ----       -----------       -----     -----------   -----------    -----------
Atlanta                         8,578    21.33       23.50          -9.20%        2.38          2.91              2.14         5.05
Austin                         45,987    23.17       22.89           1.20%        5.00          4.57             18.54        23.11
Chicago                        58,325    20.72       24.03         -13.80%        3.63          3.80              0.57         4.37
Dallas                         16,827    19.72       21.65          -8.90%        2.65          3.24              3.04         6.28
Denver                         13,556    18.72       22.59         -17.10%        3.83          0.29              2.12         2.41
Los Angeles/Orange County      34,722    22.36       24.22          -7.70%        4.08          3.66             16.36        20.02
Portland                       13,909    17.65       19.18         -10.90%        2.54             -                 -            -
Salt Lake City                 50,625    18.69       14.90          25.40%        2.00             -                 -            -
San Diego                      14,772    34.49       26.93          28.10%        3.87          4.82              4.79         9.61
San Francisco Bay              87,680    24.39       30.05         -18.80%        4.25          6.99             11.92        18.91
Seattle                         2,171    23.17       22.55           2.70%        3.00             -                 -            -
Suburban Washington DC              -        -           -              -            -             -                 -            -
Downtown Washington DC              -        -           -              -            -             -                 -            -
Total                         347,152    22.06       23.26          -5.20%        3.68          3.82              7.68        11.50

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               25 Largest Tenants - Based on Annualized Base Rent
--------------------------------------------------------------------------------

                                                 Percentage                                   Percentage
                                                     of                                           of
                                                 Portfolio                                     Occupied
                                                 Annualized               Square                Square
                       Tenant                       Rent                   Feet                  Feet
--------------------------------------------- -----------------    --------------------      --------------
INTERNATIONAL MONETARY FUND                               4.13                 501,068                2.70
AT&T                                                      2.47                 631,335                3.41
QWEST COMMUNICATON                                        2.46                 532,506                2.87
APPLIED MATERIALS,INC                                     2.39                 425,981                2.30
PEOPLESOFT, INC.                                          2.06                 215,323                1.16
NEXTEL COMMUNICATIONS, INC.                               1.76                 380,867                2.06
NORTEL NETWORKS, INC.                                     1.74                 258,048                1.39
SUN MICROSYSTEMS, INC.                                    1.53                 239,608                1.29
PATTON BOGGS, L.L.P                                       1.51                 190,975                1.03
CITIGROUP                                                 1.40                 231,146                1.25
MERRILL LYNCH                                             1.27                 127,736                0.69
GATEWAY, INC.                                             1.27                 287,478                1.55
SOFTWARE AG OF NORTH AMERICA                              1.21                 209,521                1.13
LATTICE SEMICONDUCTOR CORP                                1.19                 216,650                1.17
SAFECO INSURANCE CO OF AMERICA                            1.04                 265,658                1.43
PACIFIC BELL MOBILE SERVICES                              0.97                 164,159                0.89
FEDERAL DEPOSIT INSURANCE CORP                            0.97                 121,793                0.66
SAFEWAY INC.                                              0.94                 145,350                0.78
KING & SPALDING                                           0.84                  88,655                0.48
KPMG L.L.P.                                               0.80                 135,558                0.73
THE SCRIPPS RESEARCH INSTITUTE                            0.78                  76,894                0.42
BOSTON SCIENTIFIC                                         0.76                 212,082                1.14
CHRONICLE OF HIGHER EDUCATION                             0.72                  90,416                0.49
STELLCOM, INC.                                            0.71                  97,054                0.52
WALT DISNEY COMPANY                                       0.70                 115,820                0.63
                                              -----------------    --------------------      --------------
   TOTAL                                                 35.62               5,961,681               32.17
                                              =================    ====================      ==============

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Current Development Activity by Market
--------------------------------------------------------------------------------

                                                 Estimated                             Estimated
Wholly Owned Property                          Construction    Estimated               Remaining    Total     Estimated  % Currently
Under Construction                     Start    Completion   Stabilization  In Place    Costs to  Projected   Stabilized   Leased or
@ March 31, 2003         Square Feet    Date       Date          Date       Dev Costs   Complete  Investment    Return     Committed
------------------------------------------------------------------------------------------------------------------------------------
Washington, DC
       675 E Street/1/            -     4Q01       3Q03          n/a         6,565      13,371    19,936        n/a          n/a
                            ---------                                     ---------   --------- ---------    ---------   -----------

/1/ 675 E Street is a residential project with units for sale. There is no rentable square footage or yield based on income associated with this project.

Partially Owned Property
Under Construction              %
@ March 31, 2003/2/         Ownership
------------------------------------------------------------------------------------------------------------------------------------
Washington, DC
       575 7th Street          30%      476,551   3Q01     3Q03     3Q04   96,057     62,981      159,038      10.9%          54.4%
                                      ----------                         --------- ----------   ----------    -------    -----------

/2/ Project yields represent Carr's yields, exclusive of fees.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                        Land Held for Future Development

                                                                                          Buildable
                                                                                        Office Square
Region/Property                                        Market              Acres            Feet
----------------------------------------------    -----------------    -------------  ----------------
Wholly Owned Land
-----------------

Pacific Region
       Canyon Pointe A-B                          Seattle, WA                 10            173,760
       Sunset Corporate                           Portland, OR                12            124,800
                                                                          ------        -----------
                Subtotal                                                      22            298,560

Mountain Region
       Dry Creek Corporate Center                 Denver, CO                  80            678,000
       Sorenson Research Park XI                  Salt Lake City, UT           6             80,238
       Wasatch 16                                 Salt Lake City, UT           5             80,238
       Creekside 2 owned                          Salt Lake City, UT           6             78,000
       Creekside 3 optioned                       Salt Lake City, UT           6             78,452
                                                                          ------        -----------
                Subtotal                                                     103            994,928

Central Region
       Tollway Plaza III                          Dallas, TX                   4            134,400
       Royal Ridge IV & V                         Dallas, TX                  29            417,000
                                                                          ------        -----------
                Subtotal                                                      33            551,400

Eastern Region
       Peninsula Corporate Center 1-2/1/          Boca Raton, FL              20            221,350

                Total                                                        178          2,066,238
                                                                          ======        ===========

Partially Owned Land
--------------------

Mountain Region
       Panorama IV                                Denver, CO                   7            136,850
       Panorama VI                                Denver, CO                   9            129,898
       Panorama VII                               Denver, CO                   6            100,000
       Panorama IX                                Denver, CO                   6            125,490
                                                                          ------        -----------
                Subtotal                                                      28            492,238

Central Region
       Riata 1                                    Austin, TX                   4             61,585
       Riata Crossing 4                           Austin, TX                   5             79,780
       Riata Crossing 6                           Austin, TX                   8             49,702
       Seven/Eight Parkway North                  Chicago, IL                 11            250,567
       Royal Ridge Bldgs 4-6                      Dallas, TX                  16            316,786
       Royal Ridge Bldg 8                         Dallas, TX                   6            132,709
                                                                          ------        -----------
                                                                              50            891,129

                Total                                                         78          1,383,367
                                                                          ======        ===========

                Total All Land Held for Future Development or Sale           256          3,449,605
                                                                          ======        ===========


    /1/  Property currently held for sale